Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Stephen R. Lieberman, certify that:

1.  I have reviewed this Amendment No. 1 on Form 10-K/A of Navigant Consulting, Inc., the registrant; and

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ STEPHEN R. LIEBERMAN
Stephen R. Lieberman
Executive Vice President and Chief Financial Officer

April 30, 2018